EXHIBIT 99.3

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

OPERATING REVENUES:
Gas Utility	$105.1	$101.9	$681.1	$555.8
Electric utility	165.9	165.8	480.9	470.0
Nonutility	324.6	311.9	772.9	785.4
Total operating revenues	595.6	579.6	1,934.9	1,811.2

OPERATING EXPENSES:
Cost of gas sold	28.8	27.5	343.4	235.4
Cost of fuel and purchased power	50.3	50.4	155.4	154.5
Cost of nonutility revenues	112.4	107.7	259.7	271.4
Other operating	245.6	227.5	701.1	652.5
Depreciation and amortization	61.4	70.7	211.0	205.7
Taxes other than income taxes	12.6	12.5	46.9	43.7
Total operating expenses	511.1	496.3	1,717.5	1,563.2

OPERATING INCOME	84.5	83.3	217.4	248.0

OTHER INCOME (EXPENSE):
Equity in earnings (losses) of unconsolidated affiliates	0.3	(0.3)	0.4	(57.6)
Other income - net	7.3	2.5	15.8	9.0
Total other income (expense)	7.6	2.2	16.2	(48.6)

INTEREST EXPENSE	21.7	21.3	65.7	66.3

INCOME BEFORE INCOME TAXES	70.4	64.2	167.9	133.1

INCOME TAXES	23.1	21.4	57.5	46.3

NET INCOME	$47.3	$42.8	$110.4	$86.8

AVERAGE COMMON SHARES OUTSTANDING	82.5	82.3	82.5	82.3
DILUTED COMMON SHARES OUTSTANDING	82.5	82.4	82.5	82.4

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.57	$0.52	$1.34	$1.05

DILUTED	$0.57	$0.52	$1.34	$1.05

EXHIBIT 99.3

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

OPERATING REVENUES:
Gas utility	$105.1	$101.9	$681.1	$555.8
Electric utility	165.9	165.8	480.9	470.0
Other	0.1	—	0.2	0.2
Total operating revenues	271.1	267.7	1,162.2	1,026.0

OPERATING EXPENSES:
Cost of gas sold	28.8	27.5	343.4	235.4
Cost of fuel and purchased power	50.3	50.4	155.4	154.5
Other operating	79.9	74.0	259.7	236.9
Depreciation and amortization	51.0	49.7	151.5	146.8
Taxes other than income taxes	11.7	11.6	44.3	41.3
Total operating expenses	221.7	213.2	954.3	814.9

OPERATING INCOME	49.4	54.5	207.9	211.1

OTHER INCOME - NET	4.8	2.0	12.4	6.8

INTEREST EXPENSE	16.6	15.6	50.0	49.2

INCOME BEFORE INCOME TAXES	37.6	40.9	170.3	168.7

INCOME TAXES	13.3	15.6	61.8	64.1

NET INCOME	$24.3	$25.3	$108.5	$104.6

EXHIBIT 99.3

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	September 30,	December 31,
	2014	2013

ASSETS
Current Assets
Cash & cash equivalents	$8.4	$21.5
Accounts receivable - less reserves of $6.0 &
$6.8, respectively	189.9	259.2
Accrued unbilled revenues	82.8	134.2
Inventories	114.8	134.4
Recoverable fuel & natural gas costs	25.5	5.5
Prepayments & other current assets	71.2	75.6
Total current assets	492.6	630.4

Utility Plant
Original cost	5,599.2	5,389.6
Less: accumulated depreciation & amortization	2,250.3	2,165.3
Net utility plant	3,348.9	3,224.3

Investments in unconsolidated affiliates	24.4	24.0
Other utility & corporate investments	37.0	38.1
Other nonutility investments	34.4	33.8
Nonutility plant - net	372.3	657.2
Goodwill - net	289.9	262.3
Regulatory assets	193.8	193.4
Other assets	44.0	39.1
TOTAL ASSETS	$4,837.3	$5,102.6

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$172.2	$227.2
Refundable fuel & natural gas costs	—	2.6
Accrued liabilities	187.4	182.1
Short-term borrowings	62.4	68.6
Current maturities of long-term debt	5.0	30.0
Total current liabilities	427.0	510.5

Long-term Debt - Net of Current Maturities	1,572.3	1,777.1

Deferred Credits & Other Liabilities
Deferred income taxes	671.7	707.4
Regulatory liabilities	404.8	387.3
Deferred credits & other liabilities	180.5	166.0
Total deferred credits & other liabilities	1,257.0	1,260.7

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.5 and 82.4 shares, respectively	714.7	709.3
Retained earnings	867.1	845.7
Accumulated other comprehensive (loss)	(0.8)	(0.7)
Total common shareholders' equity	1,581.0	1,554.3
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,837.3	$5,102.6

EXHIBIT 99.3

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Nine Months Ended
	September 30,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$110.4	$86.8
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	211.0	205.7
Deferred income taxes & investment tax credits	(9.4)	32.4
Equity in (earnings) losses of unconsolidated affiliates	(0.4)	57.6
Provision for uncollectible accounts	5.3	4.8
Expense portion of pension & postretirement benefit cost	5.1	6.7
Other non-cash charges - net	4.0	5.9
Loss on sale of business	41.8	—
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	101.9	56.3
Inventories	(18.8)	20.2
Recoverable/refundable fuel & natural gas costs	(22.6)	5.8
Prepayments & other current assets	(8.3)	0.8
Accounts payable, including to affiliated companies	(62.5)	(58.4)
Accrued liabilities	(1.7)	(15.0)
Unconsolidated affiliate dividends	—	0.3
Employer contributions to pension & postretirement plans	(3.5)	(10.1)
Changes in noncurrent assets & investments	(7.0)	(12.3)
Changes in noncurrent liabilities	(1.6)	1.4
Net cash provided by operating activities	343.7	388.9

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	63.0	332.7
Dividend reinvestment plan & other common stock issuances	4.7	5.3
Requirements for:
Dividends on common stock	(89.1)	(87.6)
Retirement of long-term debt	(293.6)	(338.6)
Other financing activities	0.1	(2.0)
Net change in short-term borrowings	(6.2)	(29.6)
Net cash used in financing activities	(321.1)	(119.8)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Sale of business	319.8	—
Other collections	3.6	5.0
Requirements for:
Transaction costs for sale of business	(8.9)	—
Capital expenditures, excluding AFUDC equity	(321.6)	(273.9)
Business acquistion	(28.6)	—
Other investments	—	(10.4)
Net cash used in investing activities	(35.7)	(279.3)

Net change in cash & cash equivalents	(13.1)	(10.2)
Cash & cash equivalents at beginning of period	21.5	19.5
Cash & cash equivalents at end of period	$8.4	$9.3

EXHIBIT 99.3

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$(5.1)	$(3.8)	$33.9	$37.2
Electric Utility Services	26.7	26.6	65.9	60.1
Other Operations	2.7	2.5	8.7	7.3
Total Utility Group	24.3	25.3	108.5	104.6

Nonutility Group
Infrastructure Services	23.5	20.4	27.6	35.2
Energy Services - Operations	0.1	(2.2)	(4.7)	(5.3)
Energy Services - 179D	—	2.4	—	3.3
Coal Mining *		(2.3)		(12.0)
Other Businesses	0.1	(0.8)	(0.4)	(1.3)
Nonutility Group, excluding Coal Mining and ProLiance *	23.7	17.5	22.5	19.9

Corporate and Other	1.4	—	0.8	(0.2)

Vectren Consolidated, excluding Coal Mining and ProLiance *	$49.4	$42.8	$131.8	$124.3

Coal Mining	(2.1)		(21.4)

ProLiance		—		(37.5)

Vectren Consolidated	$47.3	$42.8	$110.4	$86.8

EARNINGS PER SHARE:
Utility Group	$0.30	$0.31	$1.32	$1.27
Nonutility Group, excluding Coal Mining and ProLiance *	0.29	0.21	0.27	0.24
Corporate and Other	0.01	—	0.01	—

EPS, excluding Coal Mining and ProLiance *	$0.60	$0.52	$1.60	$1.51

Coal Mining	(0.03)		(0.26)

ProLiance		—		(0.46)

Reported EPS	$0.57	$0.52	$1.34	$1.05

(*) Excludes Coal Mining Results in 2014 and ProLiance Results in 2013 - Years of Disposition

EXHIBIT 99.3

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

GAS UTILITY (Millions):
Residential Margin	$46.5	$45.5	$193.5	$190.2
Commercial Margin	11.1	10.9	54.8	53.2
Industrial Margin	11.8	12.1	42.7	41.9
Other Margin	2.3	2.2	8.7	7.6
Regulatory Expense Recovery Mechanisms	4.6	3.7	38.0	27.5
Total Gas Utility Margin	76.3	74.4	337.7	320.4
Cost of Gas Sold	28.8	27.5	343.4	235.4
Total Gas Utility Revenue	$105.1	$101.9	$681.1	$555.8

GAS SOLD & TRANSPORTED (MMDth):
Residential	3.8	3.8	57.7	50.6
Commercial	2.9	2.7	26.6	23.0
Industrial	23.5	24.6	83.2	80.7
	30.2	31.1	167.5	154.3

AVERAGE GAS CUSTOMERS
Residential	900,003	896,239	911,196	905,271
Commercial	83,554	83,352	84,542	84,203
Industrial	1,700	1,676	1,693	1,675
	985,257	981,267	997,431	991,149

WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)			115%	103%
Heating Degree Days (Indiana)			110%	100%

EXHIBIT 99.3

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

ELECTRIC UTILITY (Millions):
Residential Margin	$44.4	$45.5	$120.4	$115.7
Commercial Margin	28.6	28.3	81.3	79.3
Industrial Margin	29.7	28.6	83.6	82.5
Other Margin	0.9	1.4	2.9	3.1
Regulatory Expense Recovery Mechanisms	2.7	2.2	9.3	6.7
Wholesale and Transmission	9.3	9.4	28.0	28.2
Total Electric Utility Margin	115.6	115.4	325.5	315.5
Cost of Fuel & Purchased Power	50.3	50.4	155.4	154.5
Total Electric Utility Revenue	$165.9	$165.8	$480.9	$470.0

ELECTRICITY SOLD (GWh):
Residential	406.0	420.7	1,146.9	1,100.1
Commercial	353.0	348.9	989.6	972.0
Industrial	749.1	729.7	2,101.6	2,087.0
Other Sales - Street Lighting	5.3	4.9	16.2	15.5
Total Retail	1,513.4	1,504.2	4,254.3	4,174.6
Wholesale	149.8	68.2	586.9	331.8
	1,663.2	1,572.4	4,841.2	4,506.4

AVERAGE ELECTRIC CUSTOMERS
Residential	124,177	123,708	124,265	123,711
Commercial	18,466	18,380	18,441	18,366
Industrial	117	116	116	115
Other	38	36	38	36
	142,798	142,240	142,860	142,228

WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)	91%	99%	104%	101%
Heating Degree Days (Indiana)			110%	100%